Exhibit 32


                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of Chartwell International, Inc. (the "Company") on Form 10-QSB for the fiscal quarter October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Janice A. Jones, Chief Executive Officer and the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 15, 2004                     /s/ Janice A. Jones
                                            ------------------------------------
                                            Janice A. Jones
                                            Chief Executive Officer and
                                            Chief Financial Officer